Significant Events and Transactions in the Period (Tables)	6 Months Ended
Jun. 30, 2025
Significant Events and Transactions in the Period [Abstract]
Schedule of Fair Value of the Options	The fair value of the aforesaid options was estimated on their award date at $168,782, using the Black-Scholes pricing model. Set forth below are the parameters used in determining the fair value of the options:
The Company share price ($)	3.75
Exercise price (in $) (*)	3.97
Expected volatility in the Company’s share price	40.48%
Expected life of the warrants (in years)	5
Risk-free interest	4%

(*)	In August 2025, subsequent the balance sheet date, The Company’s revised the exercise price for the granted options to 1.8 USD.